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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 12, 2002
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                      TELEFLEX INCORPORATED
                     (Exact name of registrant as specified in its charter)


          DELAWARE                       1-5353                   23-1147939
(State or other jurisdiction        (Commission File            (IRS Employer
       of incorporation)                 Number)             Identification No.)


630 WEST GERMANTOWN PIKE, SUITE 450, PLYMOUTH MEETING, PENNSYLVANIA     19462
             (Address of principal executive offices)                 (Zip Code)

                                 (610) 834-6301
               Registrant's Telephone number, including area code



ITEM 7. EXHIBITS

      99.1 Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

      99.2 Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.
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ITEM 9. REGULATION FD DISCLOSURE

            The Sworn Statements of the Company's Principal Executive Officer and Principal Financial Officer pursuant to the Securities and Exchange Commission's Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 are attached as Exhibits 99.1 and 99.2.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TELEFLEX INCORPORATED



                                            /s/ STEVEN K. CHANCE
                                            ------------------------------------
                                            STEVEN K. CHANCE, ESQUIRE
                                            VICE-PRESIDENT AND GENERAL COUNSEL

DATE: AUGUST 12, 2002